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                                                                   EXHIBIT 10.15

                                 LEASE AGREEMENT

            THIS AGREEMENT OF LEASE, made this 7th day of December, 1995 by and between Richard L. Dietrick and Garnetta J. Dietrick (hereinafter called "Landlord") and Leet-Melbrook, Inc. (hereinafter called "Tenant") .

                              W I T N E S S E T H:

            1. DEMISED PREMISES. Landlord, for and in consideration of the covenants and agreements herein set forth, and the rent hereafter specifically reserved, does hereby lease to Tenant, the entire building located at 18810 Woodfield Road, Gaithersburg, Maryland (hereinafter called the "Building" or "Demised Premises").

            2. TERM.

                  (a) Subject to and upon the terms and conditions, set forth herein, this lease shall continue in force for a term of five (5) years beginning on the 15th day of January, 1996 ("Commencement Date"), and ending on the 14th day of January 2001 ("Termination Date").

                  (b) Provided the Tenant is not then in Default, Tenant shall have the right, exercisable not less than six (6) months prior to the Termination Date, to extend this Lease for an addition period of five (5) years, upon the same terms and conditions as set forth herein for the initial term (other than his option to extend).

            3. RENT AND OTHER CHARGES.

                  (a) Tenant covenants and agrees to pay to Landlord for the Demised Premises, without previous notice or demand, and without deduction, set-off or abatement, basic annual rent in the amount of One Hundred Forty-One Thousand Two Hundred Dollars ($141,200) payable in equal monthly installments, in advance, of Eleven Thousand Seven Hundred Sixty-Six Dollars and 67/100 ($11,766.67) (hereinafter referred to as the "basic monthly rent"), on the first day of each and every calendar month during the term hereof Rent for any partial month shall be prorated at the rate of one-thirtieth (1/30th) of the basic monthly rent per day. Notwithstanding the foregoing, the first two months rent otherwise payable hereunder shall be abated and Tenant's first monthly payment shall be due March 15, 1996.

                  (b) Commencing with the second lease year and for each subsequent lease year during the original and any extended term, basic annual rent shall be increased annually by an amount equal to two percent (2%) of the basic annual rent payable during the preceding lease year.

                  (c) Tenant shall pay as additional rent and without notice, abatement, deduction or set-off, all sums, costs and expenses which Tenant, in any of the provisions of this Lease, or through a separate agreement relating to the Demised Premises, assumes or agrees to pay, including but not limited to tenant work, and in the event of any non-payment thereof, the Landlord shall have (in addition to all other rights and remedies) all the rights and remedies provided herein or by law in the case of non-payment of the basic monthly rent.

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                  (d) All payments due to Landlord, including the basic monthly rent, additional rent, and all other reimbursements and charges due under the terms of this Lease, shall be made at 14727 Crossway Road, Rockville, Maryland 20853, or such other address of which Tenant is given written notice by Landlord. Rent checks are to be made payable to Richard and Garnetta Dietrick, or such other person, firm or corporation as the Landlord may hereafter designate in writing.

                  (e) Tenant covenants and agrees to pay, as additional rent, interest at the rate of one and one-half percent (1 1/2%) per month if any payments are not received within ten (10) days of their due date. Notwithstanding the foregoing, Landlord shall waive application of the late payment penalty with respect to the first late payment in any calendar year, provided that payment is received by Landlord within two (2) days after notice from Landlord to Tenant that the payment was not received by the due date.

            4. INSURANCE AND TAXES.

                  Landlord shall pay all real estate taxes and the cost of insurance carried by Landlord with respect to the Building.

            5. TENDER OF POSSESSION. Landlord shall tender possession of the Demised Premises to Tenant on the Commencement Date, "As Is." "As Is" shall mean in good order and condition, broom clean and in compliance with existing building codes. Tenant may inspect building prior to occupancy. Any damage or faults noted upon inspection will be Landlord's responsibility to repair. Landlord shall not be obligated to, and shall not, perform any alterations or improvements to the Demised Premises. Landlord shall not be liable or responsible for any claims, damages or liabilities by reason of any delay in tender of possession, nor shall the obligations of the Tenant provided herein be excused by reason of any such delay, except that Tenant shall not be obligated to pay rent until Landlord has tendered possession of the Demised Premises. If Landlord shall not have tendered possession of the Demised Premises, within thirty (30) days from said commencement date, Tenant may, at Tenant's option, and as Tenant's sole remedy, by notice in writing to the Landlord, cancel this Lease with immediate return of security deposit. Upon occupancy of the Demised Premises Tenant shall immediately execute an agreement specifying the commencement and termination date of this Lease.

            6. DEPOSITS. Tenant, concurrently with the execution of this Lease, has deposited with the Landlord a Security Deposit in the amount of Eleven Thousand Seven Hundred Sixty-Six Thousand and 67/100 ($11,766.67), to be held by Landlord, and shall be applied by Landlord toward the cost of repairing or replacing any equipment damaged or removed by Tenant or its guests, agents or employees from the Demised Premises by Tenant or its-guest, agents or employees and toward repair of damage (other than ordinary wear and tear) to the Demised Premises caused or permitted by Tenant or its guests, agents or employees or for any other liabilities or indebtedness of Tenant to Landlord with notice to Tenant. This deposit is not to be used or applied by Tenant as a substitute for rent due any month but may be so applied by Landlord at any time at Landlord's option. The use, application or retention of the Security Deposit, or any portion thereof shall not prevent Landlord, from exercising any other right or remedy provided by this Lease or by law and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. If any portion of the Security Deposit is used,

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applied or retained by Landlord in accordance with this Lease, Tenant agrees, within ten (10) days after written demand therefor is made by Landlord, to deposit cash with the Landlord in an amount sufficient to restore the Security Deposit to its original amount. Landlord will promptly place the security deposit in a checking account at a Federally insured financial institution and the interest shall accrue to Tenant's benefit and be returned to Tenant within thirty (30) days if and when it is entitled to the refund of the security deposit.

            7. MAINTENANCE. Tenant agrees that it, at its sole expense, will keep the Demised Premises, plumbing systems, electrical and HVAC system and structural components of the Demised premises, in good order and condition and will, at the expiration or other termination of this Lease, surrender and deliver up the same broom clean and in like good order and condition as the same now is or shall be at the commencement of the term hereof, ordinary wear and tear and damage by the elements, fire and other unavoidable casualty not due to the negligence of Tenant excepted.

                  Tenant shall also maintain the parking areas and shall arrange for seasonal maintenance for the HVAC system. Tenant shall be responsible for keeping grounds and walkways free of debris. Tenant shall be responsible for snow and ice removal on walkways.

                  Landlord will, at its sole expense, keep in good repair the roof and exterior walls.

                  During the first year of the initial term only and except for routine maintenance which shall always be the responsibility of the Tenant, Landlord will make all necessary repairs and replacement for the heating, ventilating and air-conditioning systems and equipment installed by Landlord and serving the Demised Premises unless damaged by act or neglect of Tenant.

                  Landlord will arrange and pay for maintenance of landscaping and lawn areas. Landlord will arrange and pay for removal of snow and ice from parking areas servicing the building, within-a reasonable time after accumulation thereof.

            8. USE OF DEMISED PREMISES. Tenant shall use the Demised Premises in accordance with, all applicable zoning and other governmental regulations. Tempt will not obstruct, interfere or conflict with the fire laws) or regulations, or with any insurance policy upon the Building or any part thereof, or with any statutes, rules or regulations now existing or subsequently enacted or established by the local, state or federal governments. Nor will the Tenant use or permit the Demised Premises, or any part thereof, to be used for any residential, disorderly, unlawful or hazardous purpose, nor for any purpose other than hereinbefore specified, without the prior written consent of Landlord.

            9. LEASEHOLD IMPROVEMENTS AND ALTERATIONS. Tenant agrees to install a drop ceiling and make other improvements to the Demised Premises, as more fully set forth in Exhibit A attached hereto and made a part hereof. The cost of any leasehold improvements will be borne by Tenant.

                  Tenant agrees not to make any additions or alterations, structural or otherwise, in or upon the Demised Premises, without first having obtained the Landlord's written

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consent, which consent shall not unreasonably be withheld, delayed or conditioned. All additions, alterations, installations, changes, replacements or improvements, other than Tenant's trade fixtures upon the Demised Premises shall remain upon the Demised Premises, and be surrendered with the Demised Premises at the expiration or other termination of this Lease without disturbance, molestation or injury. Should the Landlord elect that certain alterations, installations, changes, replacements, additions to or improvements upon the Demised Premises be removed upon expiration or other termination of this Lease, or any renewal period hereof, Tenant hereby agrees to cause the same to be removed at Tenant' s sole cost and expense, and to repair any damage to the Demised Premises arising from the installation of or the removal of same, and should Tenant fail to remove the same, then and in such event the Landlord shall cause same to be removed at Tenant's sole risk and expense.

                  All of such alterations, decorations, additions or improvements permitted by Landlord must conform to all rules and regulations established from time to time by the Underwriters' Association of the local area and conform to all requirements of Federal, state and local governments. As a condition precedent to Landlord's consent, Tenant agrees to obtain and deliver to Landlord written and unconditional waivers of mechanic's and materialmen's liens upon the land and Building of which Demised Premises are a part, for all work, labor and services to be performed and materials to be furnished by them in connection with such work. If, notwithstanding the foregoing, any mechanic's or materialmen's lien is filed against the Demised Premises, the Building and/or land, for work claimed to have been done for or materials claimed to have been furnished to Tenant, such lien shall be discharged by Tenant within ten (10) days thereafter, at Tenant's sole cost and expense, by the payment thereof or by filing any bond required by law. If Tenant shall fail to discharge any such mechanic's or materialmen's lien, Landlord may, at its option, discharge the same and treat the "cost thereof as additional rent payable with the' monthly installment of rent next becoming due; it being hereby expressly covenanted and agreed that such discharge by Landlord shall not be deemed to waive or release the default of Tenant. Tenant shall also deliver to Landlord prior to the commencement of any tenant work a builder's risk and general liability policy naming Landlord as an additional insured with policy limits satisfactory to Landlord.

            10. SIGNS AND ADVERTISING. Signs, advertising or notice may be inscribed, affixed or displayed on the outside of the building as approved in writing in advance by Landlord, such approval not to be unreasonably withheld, delayed or conditioned and then only in such place, number, size, color and style as approved by Landlord, and if any such sign, advertisement or notice is improperly exhibited, Landlord shall have the right to remove the same, and Tenant shall be" liable for any and all expenses incurred by Landlord by said removal. Any such permitted use shall be at the sole expense and cost of the Tenant.

            11. REPAIR OF DAMAGE. All injury to the Demised Premises or the Building caused by moving any property of Tenant into or out of the Building, and all breakage done by Tenant or the agents, servants, employees and visitors of Tenant, shall be repaired by Tenant, at the expense of Tenant. In the event that Tenant shall fail to do so, then the Landlord shall have the right to make such necessary repairs, alterations and replacements (structural, non-structural or otherwise) , and any charge or cost so incurred by the Landlord shall be paid by Tenant, with the right on the part of the Landlord to elect, in its discretion, to regard the same as additional rent, in which event such cost or charge shall become additional rent payable with the

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installment of rent next becoming or thereafter falling due under the terms of this Lease. This provision shall be construed as an additional remedy granted to the Landlord, and not in limitation of any other rights and remedies which the Landlord has or may have in said circumstances.

            12. INSURANCE.

                  (a) Landlord shall insure the Building against damage by fire, including extended coverage, in any amount Landlord in its sole discretion shall deem adequate, and shall maintain such insurance throughout the term of this Lease. Tenant shall fully insure all of its property in the Demised Premises against damage by fire, extended coverage, vandalism and malicious mischief and water damage. In addition, Tenant shall also maintain with respect to the Demised Premises, comprehensive public liability insurance for bodily injury and property damage naming Landlord as an additional insured, in such amounts as are adequate to protect Landlord against liability for injury to on death of any person in connection with the use, operation or Condition of the Demised Premises. Such insurance at all times shall be in an amount not less that Three Million Dollars ($3,000,000) for injuries to persons in one accident and not less than One Million Dollars ($1,000,000) for injury to any one person and not less than One Million Dollars ($1,000,000) for property damage, which limits may be increased from time to time to amounts not to exceed those customary for similarly sized Tenants in the Gaithersburg area.

                  (b) Tenant shall deliver certificates of insurance indicating the above-specified coverage to the Landlord upon the commencement of the term of this Lease, and continuing evidence of such coverage annually. Such insurance policy or policies shall be in a form reasonably satisfactory to the Landlord, and shall be placed with a company qualified to do business in the jurisdiction in which the Demised Premises are located, and shall provide that it (they) cannot be canceled without at least ten (10) days prior written notice to the Landlord.

                  (c) Neither Landlord nor Tenant shall be liable (by way of subrogation or otherwise) to the other party (or to any insurance company insuring the other party) for any loss or damage to any property of the other, even though such loss or damage might have been occasioned by the negligence of the Landlord or Tenant, or their respective agents, employees or invitees. This release shall be in effect only so long as the applicable insurance policies shall contain a clause or endorsement to the effect that the aforementioned waiver shall not affect the right of the insured to recover under such policies; each party shall use its best efforts (including payment of additional premium) to have its insurance policies contain the standard wavier of subrogation clause. In the event Landlord's or Tenant's insurance carrier declines to include a standard waiver of subrogation clause, Landlord or Tenant as the case may be, shall promptly notify the other party, in which event, the other party shall not be required to have its insurance policies contain such wavier of subrogation clause and this paragraph 12(c) shall be of no force and effect.

            13. SERVICES AND UTILITIES. Landlord shall make available electricity and water servicing the building at Tenant's sole cost. Tenant shall arrange for the cost of all such utilities to be billed directly to it, and shall pay all such charges promptly when due. The electrical wiring and other equipment in the Building are not represented by Landlord to be

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adequate for any particular use and the Landlord does not provide any uninterruptable power source, power filters or conditioners. Tenant agrees that it will not make any use of the electrical equipment of the Building which exceeds the capacity of such equipment. Tenant shall arrange for its own cleaning service as necessary to keep the Demised Premises in a clean and orderly condition, and shall separately contract with a trash disposal service for removal of all trash from the Demised Premises, with storage thereof to be maintained in a closed dumpster in accordance with applicable law.

            14. DEFAULT. If Tenant shall:

                  (a) Fail to pay any rent or other sum due hereunder at the time the same shall become due and payable and after ten (10) days' written notice from Landlord, provided that Landlord shall not be obligated to notify Tenant of failure to receive the rent more than twice a year during the term of this Lease, and extension thereof, any subsequent failure to constitute an immediate event of default;

                  (b) Violate or fail or neglect to keep or perform any of the covenant's conditions and agreements herein contained on the part of Tenant to be kept and performed within twenty-one (21) days after written notice to correct same (which period shall be extended if the same is impractical of cure within such twenty-one (21) day period and Tenant has commenced and is diligently pursuing cure) ;

                  (c) Permit the Demised Premises to become vacant or deserted;

            Then Tenant shall be in default hereunder and at the option of the Landlord, Tenant's right of possession shall cease and terminate, and the Landlord shall be entitled to possession of the Demised Premises, and Landlord may proceed to recover possession under and by virtue of the provisions of the laws of the state in which the Demised Premises are located, or by such other proceedings, including re-entry and possession as may be applicable, any notice to quit, or of intention to re-enter the same, being hereby expressly waived by Tenant. In the event of such re-entry by process of law or otherwise, Tenant agrees to remain answerable for any and all damage, including, but not limited to, reasonable attorneys' fees, brokerage fees, and expenses of placing the Demised Premises in first class rentable condition, deficiency or loss of rent which the Landlord may sustain by such re-entry, whether or not the Landlord re-lets the premises, and the Landlord shall have the full power, which is hereby accepted by Tenant, to re-let the said premises for and on behalf of Tenant, and upon such-reletting, the Landlord shall have the right each month to sue for and recover any loss of rents or monthly deficits, with the right reserved to the Landlord to bring any action(s) or proceeding(s) for the recovery of any deficits remaining unpaid without being obligated to await the end of the term of this Lease for a final determination of Tenant's account. Tenant shall further be liable for and Landlord shall be entitled to prove and collect the unamortized costs of tenant improvements paid for by Landlord. The commencement or maintenance of any one or more actions shall not bar the Landlord from bringing other or subsequent actions for further accruals pursuant to provisions of this paragraph. Anything to the contrary herein notwithstanding, Landlord may, at its option, await the expiration of the term of this Lease before seeking to recover any such deficits, in which event, the cause of action shall not be deemed to have accrued until the date of expiration of said term.

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            It is further stipulated and agreed that, in the event of the termination of the term of this Lease by the happening of any such event, the Landlord shall become entitled to recover as and for liquidated damages caused by such breach of the provisions of this Lease, an amount equal to the then cash value of the difference between the rent reserved hereunder for the unexpired portion of the term, and the then cash rental value of the Demised Premises for such unexpired portion of the term hereby, unless the statute which governs or shall govern the proceeding in which such damages are to be proved limits or shall limit the amount of such claim capable of being so proved, in which case the Landlord shall be entitled to prove as and for !liquidated damages in an amount equal to the maximum amount allowed by or under any such statute. The provisions of this paragraph of this Lease shall be without prejudice to the Landlord's right to prove and collect in full damages for rent accrued prior to the termination of this lease, but not paid. In calculating such liquidated damages, the then cash rental value of the Demised Premises shall be deemed prima facia to be the rental realized upon any re-letting, if such re-letting can be accomplished by the Landlord within a reasonable time after termination of this Lease. The then cash value of the difference between said cash rental value of the Demised Premises and the rent reserved hereunder for the unexpired portion of the term hereby demised shall be deemed to be that principal sum, if invested at five percent (5%) per annum simple interest, which will yield said difference, counting said principal sum and interest, over the period of time in question. Notwithstanding the foregoing, Landlord agrees to use its best efforts to mitigate any damages it may incur as a result of Tenant's default, provided that Landlord shall not be required to accept any replacement Tenant deemed by Landlord to be a substantial credit risk or which Landlord, in its sole discretion, deems undesirable for the Building.

            In the event of the employment of an attorney by the Landlord or Tenant because of the violation by the other party of any term or provision of the Lease, including non-payment of rent as due, the prevailing party shall be entitled to collect from the other reasonable attorneys' fees and all other costs incurred therein.

            15. BANKRUPTCY. If the Tenant shall (i) make an assignment for the benefit of creditors, (ii) be unable to pay its debts as they become due in the normal course, (iii) or acquiesce in a petition in any court (whether or not, pursuant to any statute of the United States or of any state) in any bankruptcy, reorganization, composition, extension, arrangement or insolvency proceedings, or (iv) make an application in any such proceedings for, or acquiesce in, the appointment of a trustee or receiver for it, over all or any portion of its property, or (v) if any petition shall be filed against Tenant in any court (whether or not pursuant to any statute of the United States or of any state) in bankruptcy, reorganization, composition, extension, arrangement or insolvency proceedings, and (i) Tenant shall thereafter be adjudicated a bankrupt or insolvent, or (ii) such petition shall be approved by any such court, or (iii) such proceedings shall not be dismissed, discontinued or vacated within sixty
(60) days after such petition is filed; then, in any of said events, this lease shall immediately cease and terminate, at the option of the Landlord, with the same force and effect as though the date of occurrence of said event was the day fixed herein for expiration of the term of this Lease.

            16. NO WAIVER. If under the provisions of this Lease, a compromise or settlement thereof shall be made, it shall not be considered a waiver of any breach of any covenant, condition, or agreement herein contained, and no waiver of any breach of any

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covenant, condition or agreement herein contained shall operate as a waiver of the covenant, condition or agreement itself, or of any subsequent breach, except to the extent expressly set forth in the compromise, settlement or waiver. No payment by Tenant or receipt by the Landlord of a lesser amount than the monthly installments of rent herein stipulated shall be deemed to be other than on account of earliest stipulated rent, nor shall any statement by Tenant on any check, or any letter from Tenant accompanying any check or payment as rent, be deemed an accord and satisfaction, unless Landlord expressly agrees thereto, and the Landlord may accept any such check or payment without prejudice to the Landlord's right to recover the balance of such rent, or to pursue any other remedy in this Lease. No re-entry by the Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an implied acceptance of a surrender of this lease.

            17. LANDLORD'S CURE OF DEFAULT BY TENANT REIMBURSEMENT OF EXPENSES. If the Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant, then the Landlord may, but shall not be required to, make such payment or do such act, and if the Landlord shall incur any charge or expense on behalf of Tenant under the terms of this Lease, the amount of the expense thereof, if made or done by the Landlord, shall be paid by Tenant to Landlord, and shall constitute additional rent hereunder, due and payable with the monthly installment of rent next due and payable after Landlord sends a written invoice therefor; provided, however, that the making of such payment or the doing of such act by the Landlord shall not operate to cure such default by Tenant, or to estop Landlord from the pursuit of any remedy to which Landlord would otherwise by entitled.

            18. INSPECTION AND SHOWING OF PREMISES. Tenant agrees that it will allow the Landlord, its agents or employees, to enter the Demised Premises at all reasonable times during normal business hours by appointment with an officer of the Company, without charge therefore to Landlord, and without diminution of the rent payable by Tenant, to examine, inspect or to protect the same, or to prevent damage or injury to the same, or to make such alterations and repairs as the Landlord may deem necessary, and to exhibit the same to prospective tenants or prospective purchasers during the last six (6) months of the Lease term.

            19. LIABILITY FOR DAMAGE TO PERSONAL PROPERTY- AND PERSON:
INDEMNIFICATION. Landlord shall not be liable for any accident or damage caused by electric lights or wires, or any accident or damage which may occur through the operation of heating, electrical or plumbing apparatus, or any accident or injury occurring in connection with said Building and its services, unless caused by the gross negligence of Landlord. Landlord will not be liable for loss of or damage to property of Tenant caused by rain, snow, water or steam that may leak into or flow from any part of said Building through any defects in the roof or plumbing or from any other source, not resulting from acts of gross negligence on the part of Landlord. All goods, property or personal effects stored or placed by Tenant in or about the Building shall be at the risk of the Tenant, unless the loss is caused by gross negligence of Landlord. Notwithstanding any other provisions of this Lease to the contrary, except to the extent expressly prohibited by law, Tenant hereby waives any claim it might have against landlord or any partner, officer, director, employee of agent of Landlord for any consequential damages sustained by Tenant arising out of the loss or damage to any person or property of Tenant.

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            Each party hereto shall indemnify the other and shall save them harmless from and against any and all claims, actions, damages, liability and expense, including reasonable architects' and attorneys' fees, in connection with loss of life, personal injury and/or damage to property occasioned wholly or in part by any action or omission of such party, its agents, servants, employees, assignees or invitees. In case either party shall, without fault on their part, be made a party(ies) to any litigation commenced by or against the other, then the other party shall protect and hold them harmless, and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by such party in connection with such litigation.

            20. CONDUCT OF BUSINESS. The Landlord assumes no liability or responsibility whatever with respect to the conduct and operation of Tenant's business to be conducted in the Demised Premises, nor with respect to the conduct and operation of any other use of the Demised Premises which the Landlord may by prior written consent permit.

            21. DESTRUCTION. In case of damage by fire or other casualty to the Demised Premises, Tenant shall be required to pay rent covering only that part of the Demised Premises that remains tenantable; based on the ratio that the amount of square foot area remaining that can be occupied bears to the total square foot area of all of the Demised Premises. If during the term of this Lease the entire Demised Premises or any substantial part thereof shall be so damaged by fire or other casualty as to be untenantable, then unless said damage can be repaired within ninety (90) days thereafter as herein specified, either party hereto, upon written notice to the other party, given at any time following the expiration of such ninety (90)-day period may terminate this Lease in which case the rent and additional rent shall be apportioned and paid to the date of said fire or other casualty. The period of ninety (90) days shall be extended for such time that Landlord is delayed in substantially completing such repair or restoration by causes such as strikes, unavailability of materials or any other cause which is beyond the reasonable control of Landlord. No compensation or claim or diminution of rent will be allowed or paid, by Landlord, by reason of inconvenience, annoyance or injury to business, arising from the necessity may occur, as determined in the sole discretion of Landlord. Landlord shall have no obligation to replace or repair Tenant's equipment fixtures or personal property which is to be insured by Tenant. For purposes of this paragraph, a substantial part shall mean ten percent (10%) or more of the Demised Premises.

            22. CONDEMNATION. If any portion of the Demised Premises less than a substantial part thereof shall be taken or condemned or sold for public or quasi-public use or purpose by or to any competent authority, then this Lease shall not terminate except as to the part taken and shall terminate as to the part taken and shall terminate as to the part taken effective as of the date when title vests in any such authority. Tenant agrees that if the Demised Premises, or a substantial portion thereof, shall be taken or condemned or sold for public or quasi-public use or purpose by or to any competent authority, this Lease shall fully terminate as of the date when the title vests in such authority. Tenant shall have no claim against the Landlord, and shall not have any claim or right to any portion of the amount that may be awarded as damages or paid as a result of any such condemnation; and all rights by Tenant to damages therefor, if any, are hereby assigned by Tenant to the Landlord. Provided, however, that Tenant shall have the right to make any separate claim it may have for damages as a result of such condemnation to the extent that the same will not reduce the award otherwise payable to Landlord. And upon such condemnation or taking, the term of this Lease shall cease and terminate as to the entire Demised

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Premises or the applicable portion thereof from the date when title vests in such governmental authority, and Tenant shall have no claim against the Landlord for the value of any unexpired term of this Lease, leasehold improvements or goodwill. For purposes of this paragraph, a substantial part shall mean ten percent (10%) or more of the Demised Premises.

            23. ASSIGNMENT AND SUBLETTING.

                  (a) Tenant will not sublet the Demised Premises or any part thereof, or transfer possession or occupancy thereof , to any person, partnership, firm or corporation, or transfer or assign this Lease, without the prior written consent of Landlord, with consent shall not unreasonably be withheld or delayed, nor shall any subletting or assignment hereof be effected by operation of law or otherwise than by the prior written consent of Landlord, which consent shall not unreasonably be withheld or delayed. Any transfer of interests comprising in excess of fifty percent (50%) of the voting interests in Tenant shall constitute an assignment. Consent to one assignment, transfer or subletting to another person, partnership, firm or corporation shall not be deemed to be a consent to any subsequent assignment, transfer or subletting to another person, partnership, firm or corporation. Any assignment or subletting consented to by.-Landlord shall not relieve Tenant of any of its primary responsibility for all obligations under this lease, and such consent by Landlord shall not be effective unless and until (i) Tenant gives written notice thereof to Landlord, and (ii) such transferee, assignee or sublessee shall deliver to Landlord (a) a written agreement in form and substance satisfactory to Landlord pursuant to which such transferee, assignee or sublessee assumes all of the obligations and liabilities of tenant hereunder, and (b) a certified copy of the assignment agreement or sublease. Any assignment, transfer or subletting without Landlord's written consent shall be void, and shall, at the option of Landlord, constitute a default under the terms of this Lease.

            24. HOLDING OVER. In the event that Tenant shall not immediately surrender the Demised Premises on the date of expiration of the term hereof, after receipt of written notice from landlord, Tenant shall, by virtue of the provisions hereof, become a Tenant by the month at a monthly rent equal to the greater of (i) the then fair market rental value of the Demised Premises or (ii) one hundred fifty percent (150%) of the monthly rental in effect during the last month of the term of this Lease, which said monthly tenancy shall commence with the first day next after the expiration of the terms of this Lease, provided, however, that Landlord shall not be entitled to increase the rent payable by Tenant pursuant to this paragraph until thirty (30) days after notice to Tenant that it intends to do so. The Tenant as a monthly tenant shall be subject to all of the conditions and covenants of this Lease as though the same had originally been a monthly tenancy. Tenant shall give to Landlord at least thirty (30) days' written notice of any intention to quit the Demised Premises, and Tenant shall be entitled to thirty (30) days' written notice to quit the Demised Premises, except in the event of nonpayment of rent in advance or of the breach of any other covenant by the Tenant. Notwithstanding the foregoing, in the event that Tenant shall hold over after the expiration of the term hereby created, and if Landlord shall desire to regain possession of the Demised Premises promptly at the expiration of the term of this Lease, then at any time prior to Landlord's acceptance of rent from Tenant as a monthly tenant hereunder, Landlord at its option, may forthwith re-enter and take possession of the Demised Premises without process, or by any legal process in force in the jurisdiction in which the Demised Premises are located.

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            25. SUBORDINATION. This Lease is subject and subordinate to any mortgage and/or deed of trust (which terms shall include both construction and permanent financing) which may now or hereafter encumber or otherwise affect the Demised Premises, and to all renewals, extensions, modifications, consolidations, replacements, recasting and/or refinancings thereof. This clause shall be self-operative, and no further instrument of subordination shall be required by any mortgagee or trustee to effect the subordination of this Lease. Nonetheless, in confirmation of such subordination, Tenant shall, at Landlord's request, within five (5) days after delivery to Tenant, execute any reasonably requisite or appropriate certificate or document. Tenant agrees that in the event that any proceedings are brought for the foreclosure of any such mortgage, Tenant shall attorn to the purchaser at such foreclosure sale, if requested to do so by such purchaser, and to recognize such purchaser as the Landlord under this Lease, and Tenant waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder. In the event that Tenant fails to deliver such document to Landlord within the time periods required above, Tenant hereby appoints Landlord its Attorney-in-fact for the limited purpose of executing and delivering such documents.

            26. ESTOPPEL CERTIFICATES. Tenant agrees, at any time and from time to time, upon not less than five (5) days prior written notice by Landlord, to execute, acknowledge and deliver to Landlord, a statement in writing (i) certifying that this Lease is unmodified and in full force and effect, or, if there have been modifications, that this Lease is in full force and effect as modified, and stating any such modifications; (ii) certifying that Tenant has accepted possession of the Demised Premises, and that any improvements required by the terms of this Lease to be made by the Landlord have been completed to the satisfaction of the Tenant, or if such improvements have not been made, specifying those that have not; (iii) stating that no rent under this Lease has been paid more than thirty (30) days in advance of its due date; (iv) stating the address to which notices to Tenant should be sent; (v) certifying that Tenant, as of the date of any such certification, has no charge, lien or claim, of set-off under this Lease, or otherwise, against rents or other charges due or to become due hereunder; and (vi) stating whether or not, to the best of Tenant's knowledge, Landlord is in default in the performance of any' covenant, agreement or condition contained in this Lease, and, if so, specifying each such default of which Tenant may have knowledge. Any such statement delivered pursuant hereto may be relied upon by any owner of the Building, any prospective purchaser of the Building, any mortgagee or prospective mortgagee of the Building or of Landlord's interest, or any prospective assignee c >f any such mortgagee. In the event that Tenant fails to deliver such document to Landlord within the time periods required above, Tenant hereby appoints Landlord its Attorney-in-fact for the limited purpose of executing and delivering such documents.

            27. NOTICES. All notices required or desired to be given hereunder by either party to the other shall be hand delivered, or given by certified or registered mail, first-class postage prepaid, return receipt requested. Notice to the respective parties shall be addressed as follows:

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            If to the Landlord:

                Richard Dietrick
                14727 Crossway Road
                Rockville, MD 20853

            with a copy to:

                Lawrence S. Stern, Esq.
                4550 Montgomery Avenue, #775N
                Bethesda, MD 20814

            If to the Tenant:

                Prior to the Commencement Date

                Leet-Melbrook, Inc.
                9319 Gaither Road
                Gaithersburg, Maryland 20977

                After the Commencement Date

                Leet-Melbrook, Inc.
                18810 Woodfield Rd.
                Gaithersburg, Maryland 20879

            Either party may, by like written notice, designate a new address to which such notices shall be directed. Notice shall be deemed received three (3) days after given as provided herein, or when actually received, whichever is earlier.

            28. NO PARTNERSHIP. Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Landlord and Tenant, or create any other' relationship between the parties hereto other than that of Landlord and Tenant.

            29. NO REPRESENTATIONS BY LANDLORD. Neither Landlord nor any agent or employee of Landlord has made any representations or promises, with respect to the Demised Premises or the Building except as herein expressly set forth, and no rights, privileges, easements or licenses are acquired by Tenant except as herein set forth. The Tenant by taking possession of the Demised Premises, shall accept the same "as is." Such taking of possession shall be conclusive evidence that the Demised Premises and the Building are in good and satisfactory condition at the time of such taking of possession.

            30. BROKERAGE. Landlord and, Tenant each represent that they had no dealings with any real estate broker, finder or other person, with respect to this Lease in any manner, except McShea. Landlord and Tenant agree to indemnify and hold each other harmless against and from any claims for any brokerage commission or other fees and all costs, expenses and liabilities in connection therewith, including, without limitation, attorneys' fees and expenses, arising out of any dealings by Tenant with any other broker. Landlord shall pay any

                                       12

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commissions or fees that are payable to McShea with respect to this Lease, in accordance with the provisions of a separate commission contract.

            31. WAIVER OF TRIAL BY JURY. Except as prohibited by applicable law, the parties hereto shall, and they hereby do, waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use and occupancy of the Demised Premises and/or any claim of injury or damage. In the event the Landlord commences any proceedings for non-payment of rent, minimum rent or additional rent, Tenant will not interpose any counterclaim of whatever nature or description in any such proceedings. This shall not, however, be construed as a waiver of Tenant's right to assert such claims in any separate action brought by Tenant.

            32. QUIET ENJOYMENT. Upon payment by Tenant of all items of rent, additional rent, and any and all other sums to be paid by Tenant to Landlord hereunder, and the observance and performance of all of the covenants, terms and conditions to be observed and performed by Tenant, Tenant shall have the peaceful and quiet use of the Demised Premises, and all rights, servitude and privileges belonging, or in any way pertaining thereto or granted hereby, for the term of this Lease, without hindrance or interruption by Landlord, or any other person or persons lawfully claiming by, through or under Landlord, subject nevertheless to the terms and conditions of this Lease, and to any mortgage, deed of trust, ground lease or agreement to which this Lease, and/or Landlord's interest in the Demised Premises and the Building of which they are a part, is subordinate. Landlord warrants that it has full right and authority to enter into this Lease for the full term hereof.

            33. BINDING EFFECT OF LEASE. It is agreed that all rights, remedies and liabilities herein given to or imposed upon either of the parties hereto, shall extend to their respective heirs, executors, administrators, and except as otherwise expressly provided in this Lease, their successors and assigns. Landlord may freely and fully assign its interest hereunder. The term "Landlord" shall mean only the owner at the time in question of the Building or of a lease of the building, so that in the event of any transfer or transfers of title to the Building or of Landlord's interest in a lease of the Building, the transferor shall be and hereby is relieved and freed of all obligations of Landlord under this Lease accruing after such transfer, and it shall be deemed, without further agreement, that such transferee has assumed and agreed to perform and observe all obligations of Landlord herein during the period it is the holder of Landlord's interest under this Lease.

            Neither party shall be required to perform any of its obligations under this Lease, nor be liable for loss damage for failure to do so, where such failure arises from or through acts of God, strikes, lockouts, labor difficulties, explosions, sabotage, accidents, riots, civil commotions, acts of war, results of any warfare or warlike conditions in this or any foreign country, fire and casualty, legal requirements, energy shortage, or causes beyond the reasonable control of such party, unless such loss or damage results from willful misconduct or negligence by such party or its employees. This paragraph shall under no circumstances apply with respect to any obligation to make payments of rent or other amounts due hereunder.

                                       13

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            34. APPLICABLE LAW AND CONSTRUCTION. The laws of the jurisdiction in which the Demised Premises are located shall govern the validity, performance and enforcement of this Lease. If any provision of this Lease shall at any time be deemed to be invalid or illegal by any court of competent jurisdiction, this Lease shall not be invalidated thereby; and in such event, this lease shall be read and construed as if such invalid or illegal provision only had not been contained herein, thereby preserving all or the other terms, conditions and provisions of this Lease.

            35. GENDER. Feminine or neuter pronouns shall be substituted for the masculine form, and the plural substituted for the singular number, in any place or places herein which the context may require such substitution or substitutions. The Landlord herein for convenience has been referred to in neuter form.

            36. PARKING. Tenant shall have exclusive use of the parking areas pertinent to the Demised Premises which currently consist of approximately 60 parking spaces.

            37. ENTIRE AGREEMENT. This Lease, together with accompanying Exhibits, contains the entire and only agreement between the parties and no oral statements or representations or prior written matter not contained or referred to in this instrument shall have any force or effect. This Lease shall not be modified in any way except by a writing subscribed by both parties hereto. The failure of the Landlord to insist upon strict performance by the Tenant of any of the covenants or conditions of this Lease in any one or more instances shall not be construed as a waiver or relinquishment for the future of any such covenants or conditions, but the same shall be and remain in full force and effect. No waiver of any provision of this Lease shall be deemed to have been made, unless it be in writing and signed by the party to be charged therewith.

            38. Right of First Refusal.

                  Continuing while the Lease remains in effect, in the event that Landlord receives a bona fide offer for the purchase of the Building, which offer Landlord would like to accept, Landlord shall notify Tenant, in writing, and furnish to Tenant a copy of such bona fide offer. Tenant shall then have a period of ten (10) days within which to elect to purchase the Building at the same price and terms that are contained in the bona fide offer. Such election must be made in writing within such ten (10) day period. In the event that Tenant exercises its option to purchase the Building within the required time period, then Landlord shall sell, and Tenant shall purchase, the Building pursuant to the terms of the bona fide offer. If Tenant has not so exercised its option to purchase the Building within the required time period, then Landlord shall be free to consummate the sale of the Building to the party making the bona fide offer pursuant to the price and terms of the bona fide offer.

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            IN WITNESS WHEREOF, the undersigned have executed this Lease effective the date first above written.

WITNESS:                                  LANDLORD: /s/ RICHARD L. DIETRICK

                                        BY: /s/ GARNETTA J. DIETRICK
__________________________________          ------------------------------
                                            LEET-MELBROOK, INC.
ATTEST:

/s/ EILEEN M. HALEY                     BY: /s/ JAMES E. PENROD
----------------------------------          ------------------------------
SECRETARY                                   PRESIDENT

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                                    EXHIBIT A

                          TENANT'S INITIAL ALTERATIONS

                                       16